GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
GOODWILL, INTANGIBLE AND TANGIBLE ASSETS	NOTE 5: GOODWILL, INTANGIBLE AND TANGIBLE ASSETS
5.1 Goodwill and intangible assets
The carrying amounts of goodwill and intangible assets are summarized as follows:

	December 31,
	2020	2019
Goodwill on acquisitions	3,992	5,104
Concessions, patents and licenses	190	197
Customer relationships and trade marks	90	95
Other	40	36
Total	4,312	5,432
Goodwill
Goodwill arising on an acquisition is recognized as previously described within the business combinations section in note 2.2.3. Goodwill is allocated to those groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose and in all cases is at the operating segment level, which represents the lowest level at which goodwill is monitored for internal management purposes.
Goodwill acquired in business combinations for each of the Company’s operating segments is as follows:

	December 31, 2019	Divestments and assets held for sale[1]	Foreign exchange differences and other movements	December 31, 2020
NAFTA	2,233	(672)	5	1,566
Brazil	1,353	—	(284)	1,069
Europe	545	(45)	40	540
ACIS	973	—	(156)	817
Total	5,104	(717)	(395)	3,992
1.See notes 2.3.1 and 2.3.2

	December 31, 2018	Divestments and assets held for sale	Foreign exchange differences and other movements[1]	December 31, 2019
NAFTA	2,198	—	35	2,233
Brazil	1,404	—	(51)	1,353
Europe	550	—	(5)	545
ACIS	834	—	139	973
Total	4,986	—	118	5,104

1.Other movements for Europe include 6 relating to the acquisition of Münker and 8 for Brazil relating to the increase in goodwill following the completion of the acquisition-date fair value of AMSF (see note 2.2.4).

Intangible assets are recognized only when it is probable that the expected future economic benefits attributable to the assets will accrue to the Company and the cost can be reliably measured. Intangible assets acquired separately by ArcelorMittal are initially recorded at cost and those acquired in a business combination are initially recorded at fair value at the date of the business combination. These primarily include the cost of technology and licenses purchased from third parties and operating authorizations granted by governments or other public bodies (concessions). Intangible assets are amortized on a straight-line basis over their estimated economic useful lives, which typically do not exceed five years. Amortization is included in the consolidated statements of operations as part of cost of sales.
ArcelorMittal’s industrial sites which are regulated by the European Directive 2003/87/EC of October 13, 2003 on carbon dioxide (“CO2”) emission rights, effective as of January 1, 2005, are located primarily in Belgium, France, Germany, Luxembourg, Poland, Spain and Italy. In Ontario, Canada, ArcelorMittal's operations are currently subject to output based pricing system regulations, effective from January 1, 2019 until the newly accepted Ontario province program (Emissions Performance Standards) is transitioned (expected to be effective January 1, 2022 or retroactively to January 1, 2021). In South Africa, a CO2 tax system was introduced in 2019 and in Kazakhstan, the Emission Trading Scheme restarted operation on January 1, 2018. The emission rights allocated to the Company on a no-charge basis pursuant to the annual national allocation plan are recorded at nil value and purchased emission rights are recorded at cost.
Other intangible assets are summarized as follows:

	Concessions, patents and licenses	Customer relationships and trade marks	Other	Total
Cost
At December 31, 2018	745	1,128	443	2,316
Acquisitions	17	—	65	82
Acquisitions through business combinations (note 2.2.4)	—	12	—	12
Disposals	—	—	(6)	(6)
Foreign exchange differences	(8)	(11)	(4)	(23)
Transfers and other movements[1]	(107)	4	(351)	(454)
Fully amortized intangible assets [2]	(17)	—	—	(17)
At December 31, 2019	630	1,133	147	1,910
Acquisitions	17	—	35	52
Disposal	(8)	—	(2)	(10)
Divestment (note 2.3.1)	(251)	(9)	—	(260)
Foreign exchange differences	16	24	11	51
Transfers to assets held for sale (note 2.3)	(12)	—	(11)	(23)
Transfers and other movements [1]	37	—	—	37
Fully amortized intangible assets [2]	(29)	—	—	(29)
At December 31, 2020	400	1,148	180	1,728

Accumulated amortization and impairment losses
At December 31, 2018	452	1,038	84	1,574
Amortization charge	53	11	30	94
Foreign exchange differences	(7)	(11)	(2)	(20)
Transfers and other movements[1]	(48)	—	(1)	(49)
Fully amortized intangible assets [2]	(17)	—	—	(17)
At December 31, 2019	433	1,038	111	1,582
Disposals	(7)	—	—	(7)
Divestment (note 2.3.1)	(239)	(9)	—	(248)
Amortization charge	47	10	30	87
Impairment charge (note 5.3)	4	—	—	4
Foreign exchange differences	17	19	8	44
Transfers to assets held for sale (note 2.3)	(12)	—	(9)	(21)
Transfers and other movements[1]	(4)	—	—	(4)
Fully amortized intangible assets [2]	(29)	—	—	(29)
At December 31, 2020	210	1,058	140	1,408

Carrying amount
At December 31, 2019	197	95	36	328
At December 31, 2020	190	90	40	320
1.In 2019, transfers and other movements mainly relate to CO2 emission rights utilized from the acquisition of ArcelorMittal Italia amounting to 158 (see note 2.2.4) and favorable land lease contracts from the acquisition of ArcelorMittal Italia and advances for land use which were transferred to right-of-use assets upon implementation of IFRS 16 (see note 7).
2.Fully amortized assets correspond mainly to licenses in 2020 and 2019.
Research and development costs not meeting the criteria for capitalization are expensed as incurred. These costs amounted to 245, 301 and 290 for the years ended December 31, 2020, 2019 and 2018, respectively and were recognized in selling, general and administrative expenses.
5.2 Property, plant and equipment and biological assets
Property, plant and equipment is recorded at cost less accumulated depreciation and impairment. Cost includes all related costs directly attributable to the acquisition or construction of the asset. Except for land and assets used in mining activities, property, plant and equipment is depreciated using the straight-line method over the useful lives of the related assets as presented in the table below.

Asset Category	Useful Life Range
Land	Not depreciated
Buildings	10 to 50 years
Property plant & equipment	15 to 64 years
Auxiliary facilities	15 to 60 years
Other facilities	5 to 20 years
The Company’s annual review of useful lives leverages on the experience gained from an in-depth review performed every five years, any significant change in the expected pattern of consumption embodied in the asset, and the specialized knowledge of ArcelorMittal’s network of chief technical officers. The chief technical officer network includes engineers with facility-specific expertise related to plant and equipment used in the principal production units of the Company’s operations. The most recent in-depth review took place in 2019, during which the Company performed a review of the useful lives of its fixed assets and determined there were no material changes to the useful lives of property, plant and equipment. In performing this review, the Company gathered and evaluated data, including commissioning dates, designed capacities, maintenance records and programs, and asset performance history, among other attributes. In accordance with IAS 16, Property, Plant and Equipment, the Company considered this information at the level of components significant in relation to the total cost of the item of plant and equipment. Other factors the Company considered in its determination of useful lives included the expected use of the assets, technical or commercial obsolescence, and operational factors. In addition, the Company considered the accumulated technical experience and knowledge sharing programs that allowed for the exchange of best practices within the chief technical officer network and the deployment of these practices across the Company’s principal production units.
Major improvements, which add to productive capacity or extend the life of an asset, are capitalized, while repairs and maintenance are expensed as incurred. Where a tangible fixed asset comprises major components having different useful lives, these components are accounted for as separate items.
Property, plant and equipment under construction is recorded as construction in progress until it is ready for its intended use; thereafter it is transferred to the related class of property, plant and equipment and depreciated over its estimated useful life. Interest incurred during construction is capitalized if the borrowing cost is directly attributable to the construction. Gains and losses on retirement or disposal of assets are recognized in cost of sales.
The residual values and useful lives of property, plant and equipment are reviewed at each reporting date and adjusted if expectations differ from previous estimates. Depreciation methods applied to property, plant and equipment are reviewed at each reporting date and changed if there has been a significant change in the expected pattern of consumption of the future economic benefits embodied in the asset.
Mining assets comprise:
•Mineral rights acquired;
•Capitalized developmental stripping (as described below in “—Stripping and overburden removal costs”).
Property, plant and equipment used in mining activities is depreciated over its useful life or over the remaining life of the mine, if shorter, and if there is no alternative use. For the majority of assets used in mining activities, the economic benefits from the asset are consumed in a pattern which is linked to the production level and accordingly, assets used in mining activities are primarily depreciated on a units-of-production basis. A unit-of-production is based on the available estimate of proven and probable reserves.
Capitalization of pre-production expenditures ceases when the mining property is capable of commercial production as it is intended by management. General administration costs that are not directly attributable to a specific exploration area are charged to the consolidated statements of operations.
Mining Reserves
Reserves are estimates of the amount of product that can be economically and legally extracted from the Company’s properties. In order to estimate reserves, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates.
Estimating the quantity and/or grade of reserves requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data.
Because the economic assumptions used to estimate reserves change from period to period, and because additional geological data is generated during the course of operations, estimates of reserves may change from period to period. Changes in reported reserves may affect the Company’s financial results and financial position in a number of ways, including the following:
•Asset carrying amounts may be affected due to changes in estimated future cash flows.
•Depreciation, depletion and amortization charged in the consolidated statements of operations may change where such charges are determined by the units of production basis, or where the useful economic lives of assets change.
•Overburden removal costs recognized in the consolidated statements of financial position or charged to the consolidated statements of operations may change due to changes in stripping ratios or the units of production basis of depreciation.
•Decommissioning, site restoration and environmental provisions may change where changes in estimated reserves affect expectations about the timing or cost of these activities.
Stripping and overburden removal costs
In open pit and underground mining operations, it is often necessary to remove overburden and other waste materials to access the deposit from which minerals can be extracted. This process is referred to as stripping. Stripping costs can be incurred before the mining production commences (“developmental stripping”) or during the production stage (“production stripping”).
A mine can operate several open pits that are regarded as separate operations for the purpose of mine planning and production. In this case, stripping costs are accounted for separately, by reference to the ore extracted from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning and production, stripping costs are aggregated.
The determination of whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances. The following factors would point towards the stripping costs for the individual pits being accounted for separately:
•If mining of the second and subsequent pits is conducted consecutively with that of the first pit, rather than concurrently.
•If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset.
•If the pits are operated as separate units in terms of mine planning and the sequencing of overburden and ore mining, rather than as an integrated unit.
•If expenditures for additional infrastructure to support the second and subsequent pits are relatively large.
•If the pits extract ore from separate and distinct ore bodies, rather than from a single ore body.
The relative importance of each factor is considered by local management to determine whether the stripping costs should be attributed to the individual pit or to the combined output from several pits.
Developmental stripping costs contribute to the future economic benefits of mining operations when the production begins and so are capitalized as tangible assets (construction in progress), whereas production stripping is a part of on-going activities and commences when the production stage of mining operations begins and continues throughout the life of a mine.
Capitalization of developmental stripping costs ends when the commercial production of the minerals commences.
Production stripping costs are incurred to extract the ore in the form of inventories and/or to improve access to an additional component of an ore body or deeper levels of material. Production stripping costs are accounted for as inventories to the extent the benefit from production stripping activity is realized in the form of inventories. Production stripping costs are recognized as a non-current asset (“stripping activity assets”) to the extent it is probable that future economic benefit in terms of improved access to ore will flow to the Company, the components of the ore body for which access has been improved can be identified and the costs relating to the stripping activity associated with that component can be measured reliably.
All stripping costs assets (either stripping activity assets or capitalized developmental stripping costs) are presented within a specific “mining assets” class of property, plant and equipment and then depreciated on a units-of-production basis.
Exploration and evaluation expenditure
Exploration and evaluation activities involve the search for iron ore and coal resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource. Exploration and evaluation activities include:
•researching and analyzing historical exploration data;
•conducting topographical, geological, geochemical and geophysical studies;
•carrying out exploratory drilling, trenching and sampling activities;
•drilling, trenching and sampling activities to determine the quantity and grade of the deposit;
•examining and testing extraction methods and metallurgical or treatment processes; and
•detailed economic feasibility evaluations to determine whether development of the reserves is commercially justified and to plan methods for mine development.
Exploration and evaluation expenditure is charged to the consolidated statements of operations as incurred except in the following circumstances, in which case the expenditure is capitalized: (i) the exploration and evaluation activity is within an area of interest which was previously acquired in a business combination and measured at fair value on acquisition; or (ii) when management has a high degree of confidence in the project’s economic viability and it is probable that future economic benefits will flow to the Company.
Capitalized exploration and evaluation expenditures are generally recorded as a component of property, plant and equipment at cost less impairment charges, unless their nature requires them to be recorded as an intangible asset. As the asset is not available for use, it is not depreciated and all capitalized exploration and evaluation expenditure is monitored for indications of impairment. To the extent that capitalized expenditure is not expected to be recovered, it is recognized as an expense in the consolidated statements of operations.
Cash flows associated with exploration and evaluation expenditure are classified as operating activities when they are related to expenses or as an investing activity when they are related to a capitalized asset in the consolidated statements of cash flows.
Development expenditure
Development is the establishment of access to the mineral reserve and other preparations for commercial production. Development activities often continue during production and include:
•sinking shafts and underground drifts (often called mine development);
•making permanent excavations;
•developing passageways and rooms or galleries;
•building roads and tunnels; and
•advance removal of overburden and waste rock.
Development (or construction) also includes the installation of infrastructure (e.g., roads, utilities and housing), machinery, equipment and facilities.
When reserves are determined and development is approved, expenditures capitalized as exploration and evaluation are reclassified as construction in progress and are reported as a component of property, plant and equipment. All subsequent development expenditures are capitalized and classified as construction in progress. On completion of development, all assets included in construction in progress are individually reclassified to the appropriate category of property, plant and equipment and depreciated accordingly.
Biological assets
Biological assets are part of the Brazil operating segment and consist of eucalyptus forests located in the Brazilian state of Minas Gerais exclusively from renewable plantations and intended for the production of charcoal to be utilized as fuel and a source of carbon in the direct reduction process of pig iron production in some of the Company’s blast furnaces in Brazil.
Biological assets are measured at their fair value, net of estimated costs to sell at the time of harvest. The fair value (Level 3 in the fair value hierarchy) is determined based on the discounted cash flow method, taking into consideration the cubic volume of wood, segregated by plantation year, and the equivalent sales value of standing trees. The average sales price was estimated based on domestic market prices. In determining the fair value of biological assets, a discounted cash flow model was used, with a harvest cycle of 6 to 7 years.
Property, plant and equipment and biological assets are summarized as follows:

	Land, buildings and Improvements	Machinery, equipment and other[2]	Construction in progress	Right-of-use assets[4]	Mining Assets	Total
Cost
At December 31, 2018	10,879	44,062	4,363	—	3,901	63,205
Adoption of IFRS 16 (note 7)[3]	—	(921)	—	2,365	—	1,444
At January 1, 2019	10,879	43,141	4,363	2,365	3,901	64,649
Additions	35	471	3,245	259	26	4,036
Acquisitions through business combinations (note 2.2.4)	24	10	—	—	—	34
Foreign exchange differences	(99)	(98)	50	(7)	38	(116)
Disposals	(66)	(654)	(16)	(4)	(19)	(759)
Divestments (note 2.3.1)	—	(130)	—	(484)	—	(614)
Other movements [1]	124	1,888	(2,152)	(37)	167	(10)
At December 31, 2019	10,897	44,628	5,490	2,092	4,113	67,220
Additions	27	172	1,857	233	23	2,312
Foreign exchange differences	621	1,121	(129)	36	(130)	1,519
Disposals	(62)	(630)	(19)	—	(4)	(715)
Divestments (note 2.3.1)	(858)	(8,559)	(261)	(449)	(766)	(10,893)
Transfers to assets held for sale (note 2.3.2)	(461)	(1,911)	(612)	(89)	—	(3,073)
Other movements [1]	574	1,778	(2,363)	(225)	48	(188)
At December 31, 2020	10,738	36,599	3,963	1,598	3,284	56,182

Accumulated depreciation and impairment
At December 31, 2018	3,113	20,838	981	—	2,635	27,567
Adoption of IFRS 16 (note 7)[3]	—	(558)	—	597	—	39
At January 1, 2019	3,113	20,280	981	597	2,635	27,606
Depreciation charge for the year	338	2,171	—	343	121	2,973
Impairment (note 5.3)	154	1,202	9	65	—	1,430
Disposals	(45)	(614)	—	(3)	(17)	(679)
Foreign exchange differences	(58)	(112)	(4)	4	24	(146)
Divestments (note 2.3.1)	—	(3)	—	(94)	—	(97)
Other movements [1]	(14)	(35)	5	(55)	1	(98)
At December 31, 2019	3,488	22,889	991	857	2,764	30,989
Depreciation charge for the year	338	2,188	—	212	135	2,873
Impairment charges/ (reversal) (note 5.3)	111	(280)	29	3	—	(137)
Disposals	(40)	(591)	(7)	—	(3)	(641)
Foreign exchange differences	424	1,189	8	8	(102)	1,527
Divestments (note 2.3.1)	(527)	(6,002)	(5)	(300)	(718)	(7,552)
Transfers to assets held for sale (note 2.3.2)	(163)	(1,045)	(13)	(9)	—	(1,230)
Other movements [1]	177	(212)	(9)	(212)	(13)	(269)
At December 31, 2020	3,808	18,136	994	559	2,063	25,560

Carrying amount
At December 31, 2019	7,409	21,739	4,499	1,235	1,349	36,231
At December 31, 2020	6,930	18,463	2,969	1,039	1,221	30,622
1.Other movements predominantly represent transfers from construction in progress to other categories and retirement of fully depreciated assets. In 2019, other movements also include 92 relating to finalization of acquisition date fair values of AM Italia (refer note 2.2.4).
2.Machinery, equipment and other includes biological assets of 45 and 59 as of December 31, 2020 and 2019, respectively, and bearer plants of 29 and 38 as of December 31, 2020 and 2019, respectively.
3.Includes additions due to implementation of IFRS 16 amounting to 1,136 as well as favorable terms of operating leases of ArcelorMittal Italia and amounts prepaid for the right of use of land, both reclassified from intangible assets (refer note 7).
4.Right-of-use assets as of December 31, 2018 include 921 of cost of assets and 558 of accumulated depreciation previously recognized under IAS 17 and presented within machinery, equipment and other. Upon implementation of IFRS 16, the right-of-use assets are presented separately in the table above.
The carrying amount of temporarily idle property, plant and equipment at December 31, 2020 and 2019 was 246 and 332 including 170 and 228 in Brazil, 31 and 14 in NAFTA, 37 and 88 in the Europe segment and 9 and 2 in the ACIS segment, respectively.
The carrying amount of property, plant and equipment retired from active use and not classified as held for sale was 12 and 47 at December 31, 2020 and 2019, respectively. Such assets are carried at their recoverable amount.
Assets pledged as security
Refer note 9.4 for information on assets pledged as security by the Company.
Capital commitments
Refer note 9.4 for information on contractual commitments for acquisition of property, plant and equipment by the Company.
5.3 Impairment of intangible assets, including goodwill, and tangible assets

Net impairment (reversals)/charges recognized were as follows:

	Year ended December 31,
Type of asset	2020	2019	2018
Goodwill	—	—	34
Tangible assets	(133)	1,927	960
Total	(133)	1,927	994
Impairment test of goodwill
Goodwill is tested for impairment annually, as of October 1 or whenever changes in circumstances indicate that the carrying amount may not be recoverable, at the level of the groups of cash-generating units (“GCGU”) which correspond to the operating segments representing the lowest level at which goodwill is monitored for internal management purposes. Whenever the cash-generating units comprising the operating segments are tested for impairment at the same time as goodwill, the cash-generating units are tested first and any impairment of the assets is recorded prior to the testing of goodwill.
The recoverable amounts of the GCGUs are mainly determined based on their value in use. The value in use of each GCGU is determined by estimating future cash flows. The 2020 impairment test of goodwill did not include the GCGU corresponding to the Mining segment as goodwill allocated to the segment was fully impaired in 2015. The key assumptions for the value in use calculations are primarily the discount rates, growth rates, expected changes to average selling prices, shipments and direct costs during the period. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. In addition, with respect to raw material price assumptions, the Company applied a range of $67 per tonne to $100 per tonne for iron ore and $142 per tonne to $149 per tonne for coking coal. Cash flow forecasts adjusted for the risks specific to the tested assets are derived from the most recent financial plans approved by management for the next five years. Beyond the specifically forecasted period, the Company extrapolates cash flows for the remaining years based on an estimated growth rate of 2%. This rate does not exceed the average long-term growth rate for the relevant markets.
The Company considered its exposure to certain climate-related risks which could affect its estimates of future cash flow projections applied for the determination of the recoverable amount of its GCGUs and CGUs. With the switch to electric vehicles and the move to wind and solar power generation, the Company sees additional opportunities as customers deepen their understanding of embedded and lifecycle emissions of the materials where steel compares favorably. ArcelorMittal's most substantial climate-related policy risk is the EU Emissions Trading scheme ("'ETS"), which applies to all its European plants. The risk concerns the Company's primary steelmaking plants which are exposed to this regulation and yet unprotected against competition from imported steel. The Company is committed to the objectives of the Paris agreement and announced its ambition to reduce carbon emissions by 30% in Europe by 2030 and achieve group-wide carbon neutrality by 2050. These announced goals would require significant long-term investments that are conditioned by outstanding requirements such as a global level playing field, access to abundant and affordable clean energy, facilitating necessary energy infrastructure, access to sustainable finance for low-emissions steelmaking and accelerated transition to a circular economy. Therefore, given the uncertainties around these requirements, as per the Company's best estimate, the above-mentioned significant long-term investments should not be included in the Company’s assumptions for future cash flows of the recoverable amount of its GCGUs and CGUs. At the same time, the Company is engaged in developing in the near to medium term a range of low-emission technologies for the transition to decarbonized steel including the Smart Carbon route and the Hydrogen-DRI route and required investments are considered either in the Company's future cash flow projections or in the context of joint ventures, as an element of the Company's best estimate of capital expenditures which are committed and / or being implemented. Additionally, the Company’s assumptions for future cash flows include an estimate for costs that the Company expects to incur to acquire emission allowances, which primarily impacts the flat steel operations in Europe. The assumption for carbon emission cost is based on historical experience, expected opportunities to mitigate or otherwise offset such future costs and information available of future changes. Due to economic developments, uncertainties over the pace of transition to low-emission technologies, political and environmental actions that will be taken to meet the carbon reduction goals, regulatory changes and emissions activity arising from climate-related matters, the Company’s assumptions used in the recoverable amount calculations, such as capital expenditure, carbon emission costs and other assumptions are inherently uncertain and may ultimately differ from actual amounts.
The assumptions used in the value in use calculations are inherently uncertain in the context of the COVID-19 pandemic and require management judgment. The Company's process includes specific consideration given to the most recent short, medium and long-term price forecasts and discount rates consistent with external information, expected production and shipment volumes and updated development plans, operating costs and capital expenditure plans. The Company does not believe that the COVID-19 pandemic has structurally altered the long-term outlook of operations and subject to certain differences by geographical areas, ArcelorMittal expects shipments to return to pre-COVID-19 levels by 2022 with the benefit from a favorable supply demand balance following a prolonged period of destocking. Operating margins are expected to be restored in 2021 with the benefit of improved selling prices and structural cost improvements sustained from the Company's response to the COVID-19 crisis.
Management estimates discount rates using pre-tax rates that reflect current market rates for investments of similar risk. The rate for each CGU, including beta, cost of debt and capital structure was estimated from the weighted average cost of capital of producers, which operate a portfolio of assets similar to those of the Company’s assets and CGU specific country risk premiums were applied. GCGU weighted average pre-tax discount rates were as follows in 2020 and 2019:

	NAFTA	Brazil	Europe	ACIS
GCGU weighted average pre-tax discount rate used in 2020 (in %)	10.5	15.9	8.5	14.6
GCGU weighted average pre-tax discount rate used in 2019 (in %)	10.8	15.0	9.1	14.5
Once recognized, impairment losses for goodwill are not reversed.
There were no impairment charges recognized with respect to goodwill following the Company’s impairment tests as of October 1, 2020 and October 1, 2019. The total value in use calculated for all GCGUs remained relatively stable overall in 2020 as compared to 2019. In 2018, the Company recognized a 18 and 16 impairment loss relating to goodwill in connection with the sale of the Votorantim remedies and the intended sale of the ArcelorMittal Italia remedies (see note 2.3.1).
In 2020, the Company did not identify any reasonably possible change in key assumptions which could cause an impairment loss to be recognized for any of its GCGUs.
Impairment test of property, plant and equipment
At each reporting date, ArcelorMittal reviews the carrying amounts of its intangible assets (excluding goodwill) and tangible assets to determine whether there is any indication that the carrying amount of those assets may not be recoverable through continuing use. If any such indication exists, the recoverable amount of the asset (or cash generating unit) is reviewed in order to determine the amount of the impairment, if any. The recoverable amount is the higher of its fair value less cost of disposal and its value in use.
In estimating its value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset (or cash-generating unit). For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs. The cash-generating unit is the smallest identifiable group of assets corresponding to operating units that generate cash inflows. If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, an impairment loss is recognized. An impairment loss is recognized as an expense immediately as part of operating income in the consolidated statements of operations.
In the case of permanently idled assets, the impairment is measured at the individual asset level. Otherwise, the Company’s assets are measured for impairment at the cash-generating unit level. In certain instances, the cash-generating unit is an integrated manufacturing facility which may also be an operating subsidiary. Further, a manufacturing facility may be operated in concert with another facility with neither facility generating cash flows that are largely independent from the cash flows of the other. In this instance, the two facilities are combined for purposes of testing for impairment. As of December 31, 2020, the Company determined it has 53 cash-generating units.
In the context of the investment agreement signed on December 10, 2020 with Invitalia (see note 2.3.2) in order to create a partnership between Invitalia and the Company with respect to ArcelorMittal Italia, the Company performed a fair value calculation of ArcelorMittal Italia, which was a separate cash-generating unit, prior to held for sale classification based on the industrial plan agreed with Invitalia and concluded the carrying amount was recoverable.
An impairment loss, related to intangible assets other than goodwill and tangible assets recognized in prior years is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. However, the increased carrying amount of an asset due to a reversal of an impairment loss will not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately as part of operating income in the consolidated statements of operations.
Impairment charges and reversals relating to property, plant and equipment were as follows for the years ended December 31, 2020, 2019 and 2018:
2020
In 2020, the Company recognized a 133 net reversal of impairment including impairment charges of 92 and 104 related to the permanent closure of the coke plant in Florange (France) and the permanent closure of part of a blast furnace and steel plant in Krakow (Poland), respectively. In addition, the Company recognized an impairment loss of 331 relating to its plate business in the Europe segment classified as held for sale at December 31, 2020 (see note 2.3.2).
In the third quarter of 2020, the Company reversed 660 of impairment charges of property, plant and equipment previously recognized for ArcelorMittal USA as a result of the increase in the recoverable amount. The Company calculated the fair value less cost of disposal using a market approach with market multiples derived from comparable transactions, a Level 3 unobservable input. ArcelorMittal USA was sold to Cleveland-Cliffs as described in note 2.3.1.
2019
In 2019, the Company recognized a total impairment charge related to property, plant and equipment amounting to 1,927, of which 1,300 relating to ArcelorMittal USA (NAFTA), 102 to ArcelorMittal South Africa (ACIS), and 525 in Europe, including 497 related to ArcelorMittal Italia remedies (see note 2.3.1).
During the six months ended June 30, 2019, the Company recognized an impairment charge for property, plant and equipment amounting to 600 relating to ArcelorMittal USA as a result of a downward revision of cash flow projections in particular with respect to near-term steel selling prices as follows:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of June 30, 2019
ArcelorMittal USA	USA	NAFTA	600	13.98%	16.91%	3,213
In the second half of 2019, in connection with management’s annual test for impairment of goodwill, property, plant and equipment was also tested for impairment at that date. The Company recognized an impairment charge for property, plant and equipment amounting to 700 relating to ArcelorMittal USA in the NAFTA operating segment as a result of a downward revision of cash flow projections in particular with respect to near-term steel selling prices consisting of the following:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2019
ArcelorMittal USA	USA	NAFTA	700	10.17%	16.91%	2,568
In the same context, the Company recognized a impairment charge for property, plant and equipment of 75 relating to the
Long Steel Products facility of Newcastle in ArcelorMittal South Africa as a result of a lower domestic volumes as follows:

Cash-Generating Unit	Country	Operating Segment	Impairment Recorded	2019 Pre-Tax Discount Rate	2018 Pre-Tax Discount Rate	Carrying amount of property, plant and equipment as of December 31, 2019
Long Steel Products	South Africa	ACIS	75	13.87%	15.13%	163
In addition, the Company recorded impairment charges for property, plant and equipment of ArcelorMittal South Africa of 27 including 20 with respect to the closure of the Saldanha facility.
2018
In 2018, the Company recognized a total impairment charge related to property, plant and equipment of 960 including 872 in connection with the intended sale of the ArcelorMittal Italia remedies and 68 in relation to the sale of the Votorantim remedies (see note 2.3.1).